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                                            United States
                                 Securities and Exchange Commission
                                       Washington, D.C. 20549

                                             Form 8-K/A
                                           Current Report

               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): June 19, 2006
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                                       Advanced Lumitech, Inc.
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                       (Exact name of registrant as specified in its charter)

           Nevada                             033-55254-27                         87-0438637
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(State or other jurisdiction            (Commission File Number)                  (IRS Employer
      of incorporation)                                                       Identification Number)

8C Pleasant Street, First Floor, South Natick, Mass.                                      01760
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       (Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code: 508-647-9710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
           240.14d-2(b))

    [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
           240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Previous independent registered public accounting firm.

                  (i) On  June  19,  2006,  Advanced  Lumitech,  Inc.,  a  Nevada  corporation  (the
"Company"), dismissed Carlin, Charron & Rosen, LLP of Westborough, Massachusetts, as its independent registered public accounting firm.

                  (ii) The  report  of  Carlin,  Charron  & Rosen,  LLP on the  Company's  financial statements  and financial  statement  schedule for the fiscal years ended December 31, 2005 and 2004 contained  no adverse  opinion or  disclaimer  of opinion  and was not  qualified  or modified as to uncertainty,  audit scope or accounting principles, other than with respect to the Company's ability to continue as a going concern.

                  (iii) The Company's  Board of Directors  recommended  and approved the decision to change independent registered public accounting firms.

                  (iv) In connection with the audits of the Company's financial  statements for each of the two most  recently  completed  fiscal years and through the date  hereof,  there have been no disagreements with Carlin, Charron & Rosen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements,  if not resolved to the satisfaction of Carlin,  Charron & Rosen,  LLP, would have caused it to make reference to the subject matter of such  disagreements in connection with its audit report.  There were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B, except that Carlin,  Charron & Rosen, LLP has advised the Company of material weaknesses in internal control over financial reporting relating to (1) accurately recording day-to-day transactions,  (2) the lack of segregation of duties, (3) the approval of significant  transactions in a timely manner by the Company's board of directors and (4)
the  preparation of its financial  statements in an accurate and timely  fashion.  If the Company is unable to raise additional capital,  it will not have sufficient  resources to implement an adequate system of internal  management  and  financial  controls and will be unable to hire  employees  with adequate financial and accounting experience.

                  (v) The Company has given  permission to Carlin,  Charron & Rosen,  LLP to respond fully to the inquiries of the successor  auditor,  including  concerning  the subject matter of this reportable event.

                  (vi) The Company  has  requested  that  Carlin,  Charron & Rosen,  LLP furnish the
Company with a letter addressed to the SEC stating whether it agrees with the above statements.

         (b) New independent registered public accounting firm.

                  (i) On June 20, 2006, on the  recommendation  of the Company's Board of Directors, the Company engaged  Rotenberg Meril Solomon Bertiger & Guttilla,  P.C. of Saddle Brook, New Jersey,
as its independent  registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending December 31, 2006.

                  (ii) During the two most recent  fiscal  years and  through the date  hereof,  the
Company has not consulted with Rotenberg Meril Solomon  Bertiger & Guttilla,  P.C.  regarding either the application of accounting principles to a specified  transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the financial  statements of the Company,  as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                Exhibit No. Description

                16          Letter from Carlin, Charron & Rosen, LLP to the Securities and Exchange
                            Commission regarding change in certifying accountants.

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2006

                                             ADVANCED LUMITECH, INC.

                                             By: /s/ Patrick Planche
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                                                 Name: Patrick Planche
                                                 Title: President and Treasurer